UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       August 31, 2004 (August 31, 2004)



                                   PDI, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                       0-24249                      22-2919486
---------------           ------------------------           ------------------
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


          Saddle River Executive Centre
        1 Route 17 South, Saddle River, NJ                    07458
      ----------------------------------------              ----------
      (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code   (201) 258-8450
                                                     ---------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On August 31, 2004, PDI, Inc. (the "Company") issued a press release announcing that it had completed the previously announced acquisition of substantially all of the assets of Pharmakon, L.L.C. ("Pharmakon"), a healthcare communications company focused on the marketing of ethical pharmaceutical and biotechnology products, located in Schaumberg, Illinois. The transaction was made pursuant to a definitive agreement, dated August 26, 2004 (the "Asset Purchase Agreement"), among the Company, its wholly-owned subsidiary InServe Support Solutions, Pharmakon and Steve Agnoff, Stuart Cass, Robert Clements and James Berardi, the owners of 100% of the outstanding and issued equity interests of Pharmakon (each, a "Member" and, collectively, the "Members" and, together with Pharmakon, the "Sellers"). Prior to the execution of the Asset Purchase Agreement, there were no material relationships between the Company and the Sellers.

     Pursuant to the Asset Purchase Agreement, the Company acquired substantially all of Pharmakon's assets, including, without limitation, its contracts, agreements, license agreements, tangible personal property, books and records, accounts receivables, intangible assets and intellectual property.

     Under the terms of the Asset Purchase Agreement, Pharmakon received $27,383,195 in cash, after certain closing adjustments, upon closing of the transaction with the possibility of earning up to an additional $10 million in cash based upon achievement of certain annual profit targets by Pharmakon through December 2006. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.


ITEM 7.01     REGULATION FD DISCLOSURE

     A copy of the press release announcing the completion of the previously announced acquisition by the Company of substantially all of Pharmakon's assets pursuant to the Asset Purchase Agreement is attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired - To be filed by amendment to this Current Report of Form 8-K not later than November 15, 2004.

(b) Pro forma financial information - To be filed by amendment to this Current Report on Form 8-K not later than November 15, 2004.

(c) Exhibits - The following documents are filed as exhibits to this report:

           Exhibit No.                       Description
           -----------                       -----------

               2.1 Asset Purchase Agreement, dated August 26, 2004, by and among PDI, Inc., InServe Support Solutions, Pharmakon, L.L.C., Steve M. Agnoff, Stuart Cass, Robert S. Clements and James Berardi

               99.1           Press release, dated August 31, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PDI, INC.


Date: August 31, 2004                  By:  /s/ Charles T. Saldarini
                                          -------------------------------------
                                           Name:  Charles T. Saldarini
                                           Title: Vice Chairman of the Board of
                                                  Directors and Chief Executive
                                                  Officer

                                 Exhibit Index
                                 -------------



           Exhibit No.                       Description
           -----------                       -----------

               2.1 Asset Purchase Agreement, dated August 26, 2004, by and among PDI, Inc., InServe Support Solutions, Pharmakon, L.L.C., Steve M. Agnoff, Stuart Cass, Robert S. Clements and James Berardi

               99.1           Press release, dated August 31, 2004